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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                 December 23, 2005                             0-27749
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  Date of Report (Date of earliest event reported)     Commission File Number

                   SYNDICATED FOOD SERVICE INTERNATIONAL, INC.
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                 (Name of Small Business Issuer in Its Charter)

                  FLORIDA                              59-3479186
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      (State or Other Jurisdiction of              (I.R.S. Employer
       Incorporation or Organization)           Identification Number)

                   P.O. Box 2185
               Front Royal, Virginia                      22630
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      (Address of Principal Executive Offices)         (Zip Code)

                                 (540) 636-4190
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 1.03      BANKRUPTCY OR RECEIVERSHIP.

On December 14, 2005, Syndicated Food Service International, Inc. (the "Debtor") filed a voluntary petition under Chapter 11, of the United States Bankruptcy Code (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Southern District of Indiana, Indianapolis Division (the "Court); Case No. 05-33375. The reorganization case is being administered under the caption "In re Syndicated Food Service International, Inc., Case No. 05-33375." The Debtor will continue to operate its business as "debtor-in-possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

The case was filed by Debtor's attorney, David R. Krebs, Hostetler & Kowalik P.C., 101 W. Ohio Street, Suite 2100, Indianapolis, IN 46204; telephone number
(317)262-1001.

The bankruptcy petition and other documents (the "Documents") filed by the Debtor, are available at the Courts internet home page www.insb.uscourts.gove, or at the Court Clerk's Office, Southern District of Indiana, P.O. Box 44978, Indianapolis, IN 46244. To view said Documents, one must first register with the Administrative Office of the U.S. Courts Pacer Service. The Pacer Service Center is the Federal Judiciary's centralized registration, billing, and technical support center for electronic access to U.S. District, Bankruptcy, and Appellate court records.

ITEM 8.01      OTHER EVENTS.

On December 23, 2005, the Debtor issued a press release announcing that it filed a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code to see approval by the Court to sell Debtor's ownership interests in its three remaining operating subsidiaries, Beasley Food Service, Inc., Beasley Transportation, Inc. and Syndicated Bloomington I, LLC. A copy of the press release is appended hereto as Exhibit 99.1

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit Number   Description
--------------   ---------------------------------------------------------------
Exhibit 99.1     Press Release dated December 23, 2005 titled "Syndicated
                 Food Service International, Inc. files for Chapter 11
                 Reorganization to effect sale of its Operating Subsidiaries".

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2005            Syndicated Food Service International, Inc.
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                                   (Registrant)


                                   By: /s/ Thomas P. Tanis, Jr.
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                                       Thomas P. Tanis, Jr.,
                                       Chief Executive Officer

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